Deloitte &
 Touche LLP
___________              _____________________________________________________
                         Suite 3900                    Telephone:(503)222-1341
                         111 S.W. Fifth Avenue         Facsimile:(503)224-2172
                         Portland, Oregon 97204-3698




                                                                 EXHIBIT (23)b




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-58461 on Form S-8 of our report dated June 12, 1998, appearing in this Annual Report on Form 11-K of the PacifiCorp K Plus Employee Savings Plan for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP

June 26, 1998